UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 31, 2006

                          Madison Avenue Holdings Inc.
                          ----------------------------
               (Exact name of Registrant as specified in charter)


         Delaware                 000-50655                    20-0823997
         --------                 ---------                    ----------
  (State or other jurisdic-     (Commission                  (IRS Employer
    tion of incorporation)      File Number)              Identification No.)


          428 South Atlantic Blvd., Suite 328, Monterey Park, CA 91754
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (626-576-4333)
                                                           --------------


               --------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS


      Pursuant to a Written Consent of Directors dated August 31, 2006, Mr. Pan-Rong Liu was appointed to replace Mr. Alex M. Kam as the Chief Financial Officer of Madison Ave Holdings, Inc. (the "Company") with effect from September 1, 2006. Mr Liu will serve as the Company's Chief Financial Officer at the pleasure of the Board while Mr. Kam shall continue to serve in his role as the Company's Chief Executive Officer.

Name                   Age            Position with the Company
----                   ---            -------------------------

Pan-Rong Liu           49             Chief Financial Officer of the Company

Mr Liu was born on November 24, 1956 in China, and obtained his PHD in Agriculture at the Auburn University in Alabama in 1988. He started T&L Trading in 1990. T&L Trading is a live seafood wholesaler and distributes seafood to markets and restaurants.

Family relationships
--------------------

There is no family relationship between Mr. Liu and the Company current sole director and Chief Executive Officer, Mr. Kam.

Certain Relationships and Related Transactions
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Other than the security ownership in the Company, the Company has no other related transactions with Mr. Liu.


                                   Signatures
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MADISON AVENUE HOLDINGS INC.


August 31, 2006                              By: /s/ Alex Kam
                                             ----------------
                                             Alex Kam
                                             Chief Executive Officer